UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File
No. 811-05012

CREDIT SUISSE ASSET MANAGEMENT
INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1285 Avenue of the Americas, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Omar Tariq
Credit Suisse Asset Management Income Fund, Inc.
1285 Avenue of the Americas
New York, New York 10019

Registrant’s telephone number, including area code: (212)
325-2000
Date of fiscal year end: December 31st
Date of reporting period: January 1, 2025 to December 31, 2025

Item 1. Reports to Stockholders.

Credit Suisse Asset Management Income Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019

Directors
Laura A. DeFelice
Chair of the Board
Charles W. Gerber
Mahendra R. Gupta
Samantha Kappagoda
John G. Popp
Lee M. Shaiman

Officers
Omar Tariq
Chief Executive Officer and President
John G. Popp
Chief Investment Officer
Brandi Sinkovich
Chief Compliance Officer
Lou Anne McInnis
Chief Legal Officer
Rose Ann Bubloski
Chief Financial Officer and Treasurer
Karen Regan
Senior Vice President and Secretary

Investment Adviser
UBS Asset Management (Americas) LLC
1285 Avenue of the Americas
New York, NY 10019

Administrator and Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, MA 02114-2016

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

Credit Suisse
Asset Management Income Fund, Inc.

ANNUAL REPORT
December 31, 2025

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report
December 31, 2025 (unaudited)

December 31, 2025
Dear Shareholder:
We are pleased to present this Annual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the
12-month
period ended December 31, 2025 (the “Period”).
Performance Summary
1/1/2025 – 12/31/2025

Fund & Benchmark	Performance
Total Return (based on net asset value (“NAV”)) 1	4.96%
Total Return (based on market value) 1	7.86%
ICE BofA US High Yield Constrained Index 2	8.50%

1	Assuming reinvestment of dividends
2
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Market Review: A positive period for high yield assets
The Period was strong for the high yield asset class, with the Index, the Fund’s benchmark, gaining 8.5% over the Period. High yield returns benefited from declining U.S. treasury yields, a resilient U.S. economy and favorable market technicals. In fact, the Index only had one month of negative returns for 2025. The
5-year
U.S. treasury yield finished the Period at 3.7%—66 basis points tighter than December 31, 2024. Stable corporate fundamentals led to tighter spreads, with the Index’s spread-to-worst
decreasing by 13 basis points to 295 by the end of the year. Yields followed spreads and treasuries lower, decreasing by 85 basis points to end the Period at 6.6%.
For the Period,
BB-rated
bonds outperformed the Index, gaining 9.0%, while
B-rated
bonds, returning 8.5%, were relatively in line with the Index, and
CCC-rated
bonds underperformed slightly, returning 8.2%.
From an industry perspective, telecom-satellite, media content, and pharmaceuticals were the best performing sectors, returning 21.0%, 14.5% and 14.2%, respectively. In contrast, the worst performing sectors included rail transportation, media-diversified, and forestry/paper, losing
-20.5%,
-16.5%
and
-8.7%,
respectively.
Although default rates increased for the Period, they remain well below long-term historical averages. According to JPMorgan, the trailing
12-month
default rate, including distressed exchanges, ended the Period at 1.9%, up 41 basis points from December 31, 2024. High yield default activity remains muted due to conservative balance sheets, active capital markets, and limited near-term maturities for stressed companies
.
Technicals in the high yield market have been favorable due to limited net new supply of bonds, a consistent reinvestment of coupons, and positive fund flows. For the Period, high yield retail funds saw inflows of $18.1 billion, entirely through ETFs (+$20.9 billion), while mutual funds saw a modest outflow of -$2.8 billion.
Capital markets have been open and busy, but refinancings account for the vast majority of issuances. In 2025, new issue volume totaled $332.0 billion, with a mere $98.3 billion (30%) in non-refinancing
activity. The same period in 2024 had $288.8 billion of total volume, of which $70.9 billion (25%) was non-refinancing
activity.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report
December 31, 2025 (unaudited)

Strategic Review and Outlook: A continued focus on underwriting and risk
For the Period, the Fund slightly underperformed the Index on a market price basis. Security selection detracted from relative performance. Negative selection from basic industry—chemicals, healthcare, and retail—detracted from relative performance, while positive selection in energy, technology, and services contributed. From a ratings perspective, CCC holdings detracted the most from relative performance, while positive selection within
BB-rated
investments contributed to it.
Moving forward, we expect positive returns to endure, supported by U.S. economic resilience, loosening monetary policy, and a favorable supply-demand imbalance in high yield capital markets. We believe the asset class offers attractive risk-adjusted opportunities with increasing carry return potential through higher coupons, with sound fundamentals, as demonstrated by stable credit metrics. Additionally, while spreads may look tight relative to historical standards, structural changes such as higher BB concentration and significantly higher secured bond issuance should be considered. As elevated costs of capital and geopolitical risks persist, we remain steadfast in our focus on underwriting and expect idiosyncratic credit selection will be the key driver of performance in 2026 and beyond.

John G. Popp	Omar Tariq
Chief Investment Officer*	Chief Executive Officer and President**
High yield bonds are lower-quality bonds that are also known as “junk bonds.” “High yield fixed-income securities” entail greater risks than those found in higher-rated securities.
In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments, and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.
The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of December 31, 2025; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

*
John G. Popp is a Managing Director of UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) and Group Head and Chief Investment Officer of Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee of the Credit Suisse open-end
funds, as well as serving as Director and Chief Investment Officer for the Credit Suisse Asset Management Income Fund, Inc. and Trustee and Chief Investment Officer of the Credit Suisse High Yield Credit Fund.

**
Omar Tariq is an Executive Director of UBS AM (Americas). Mr. Tariq also serves as Chief Executive Officer and President of the Credit Suisse
open-end
funds, the Credit Suisse Asset Management Income Fund, Inc. and the Credit Suisse High Yield Credit Fund.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report (continued)
December 31, 2025 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Asset Management Income Fund

and the
ICE BofA US High Yield Constrained Index

For Ten Years

1	Assuming reinvestment of distributions.
2
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report (continued)
December 31, 2025 (unaudited)

Average Annual Returns
December 31, 2025 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.96%	11.33%	5.56%	8.00%
Market Value	7.86%	14.20%	7.23%	9.52%
UBS AM (Americas) may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.
Past performance is no guarantee of future results.
The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.
The annualized gross and net expense ratios are 3.30%.
Credit Quality Breakdown*
(% of Total Investments as of December 31, 2025)

S&P Ratings**

BBB	3.0%
BB	36.6
B	39.1
CCC	13.0
D	0.0 1
NR	5.5

Subtotal	97.2
Equity and Other	2.8

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**
Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

1	This amount represents less than 0.1%.
Derivatives are not reflected in amounts reported above.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (113.2%)

Aerospace & Defense (4.0%)

$478	AAR Escrow Issuer LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/26 @ 103.38) (1)	(BB, Ba2)	03/15/29	6.750	$494,859

1,600	Amentum Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ 103.63) (1)	(B, B2)	08/01/32	7.250	1,687,398

565	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/28 @ 103.38) (1)	(BB-, Ba3)	06/15/33	6.750	597,974

391	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/26 @ 103.75) (1)	(BB-, Ba3)	02/01/29	7.500	408,012

600	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/26 @ 104.38) (1)	(BB-, Ba3)	11/15/30	8.750	649,057

552	CACI International, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.19) (1)	(BB-, Ba2)	06/15/33	6.375	571,833

469	Science Applications International Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/28 @ 102.94) (1)	(BB-, Ba3)	11/01/33	5.875	475,775

840	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.19) (1)	(BB-, Ba3)	03/01/29	6.375	867,316

440	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/27 @ 103.31) (1)	(BB-, Ba3)	03/01/32	6.625	458,360

					6,210,584

Auto Parts & Equipment (5.4%)

286	Adient Global Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 01/10/26 @ 103.50) (1)	(BBB-, Ba2)	04/15/28	7.000	294,982

362	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ 103.50) (1)	(BB, Ba3)	08/01/30	7.000	365,366

410	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ 103.69) (1),(2)	(BB, Ba3)	08/01/33	7.375	411,919

437	American Axle & Manufacturing, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/28 @ 103.88) (1)	(B+, B3)	10/15/33	7.750	445,553

312	American Axle & Manufacturing, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/28 @ 103.19) (1)	(BB, Ba2)	10/15/32	6.375	318,828

1,220	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 103.38) (1)	(B, Caa1)	09/15/32	6.750	1,266,720

631	Cougar JV Subsidiary LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/27 @ 104.00) (1)	(B+, B2)	05/15/32	8.000	676,942

1,825	Dealer Tire LLC/DT Issuer LLC, Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.00) (1)	(CCC, Caa1)	02/01/28	8.000	1,834,813

1,530	Garrett Motion Holdings, Inc./Garrett LX I SARL, Rule 144A, Company Guaranteed Notes (Callable 05/31/27 @ 103.88) (1)	(B+, B1)	05/31/32	7.750	1,627,260

1,222	Phinia, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/26 @ 103.38) (1)	(BB+, Baa3)	04/15/29	6.750	1,266,858

					8,509,241

Brokerage (0.6%)

945	StoneX Group, Inc., Rule 144A, Secured Notes (Callable 03/01/27 @ 103.94) (1)	(BB-, Ba3)	03/01/31	7.875	1,007,604

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building & Construction (2.3%)

$1,000	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/26 @ 100.00) (1)	(B+, Ba2)	02/01/28	5.750	$1,004,486

1,442	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/10/26 @ 101.66) (1)	(BBB-, NR)	08/15/29	6.625	1,458,936

434	Quikrete Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/28 @ 103.19) (1)	(BB, Ba3)	03/01/32	6.375	452,035

723	Quikrete Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/28 @ 103.38) (1)	(B+, B2)	03/01/33	6.750	755,521

					3,670,978

Building Materials (4.8%)

377	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/26 @ 103.19) (1)	(BB-, Ba2)	06/15/30	6.375	386,914

1,500	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ 103.44) (1)	(B+, Ba3)	08/15/32	6.875	1,586,992

640	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/30 @ 103.38) (1)	(BB-, Ba2)	05/15/35	6.750	669,929

142	Camelot Return Merger Sub, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 103.28) (1),(2)	(B-, Caa1)	08/01/28	8.750	110,154

735	Cornerstone Building Brands, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/26 @ 104.75) (1)	(B-, Caa1)	08/15/29	9.500	544,503

800	James Hardie International Finance DAC, Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 100.00) (1)	(BB, Ba1)	01/15/28	5.000	800,718

532	Masterbrand, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ 103.50) (1),(2)	(BB, Ba3)	07/15/32	7.000	551,853

1,287	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, Rule 144A, Senior Secured Notes (Callable 04/01/27 @ 103.38) (1)	(BB-, B2)	04/01/32	6.750	1,320,224

1,819	Oscar AcquisitionCo LLC/Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 104.75) (1),(2)	(CCC-, Caa3)	04/15/30	9.500	823,622

687	White Cap Supply Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 103.69) (1)	(NR, Caa1)	11/15/30	7.375	714,025

					7,508,934

Cable & Satellite TV (2.2%)

1,429	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ 101.00) (1)	(CCC+, Caa1)	10/15/31	6.500	1,358,405

154	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ 101.00) (1)	(CCC+, Caa1)	04/15/32	6.500	147,749

154	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/15/26 @ 100.00) (1)	(CCC+, Caa1)	07/15/32	6.875	147,798

331	CCO Holdings LLC / CCO Holdings Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.00) (1)	(BB-, B1)	05/01/27	5.125	330,737

800	Sunrise FinCo I BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44) (1)	(BB-, B1)	07/15/31	4.875	762,640

200	Telenet Finance Luxembourg Notes SARL, Rule 144A, Senior Secured Notes (Callable 01/10/26 @ 100.00) (1)	(BB-, B1)	03/01/28	5.500	199,358

581	VZ Secured Financing B.V., Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 102.50) (1)	(B+, B1)	01/15/32	5.000	528,289

					3,474,976

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals (3.4%)

$477	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 103.56) (1)	(BB-, Ba3)	08/01/30	7.125	$492,788

533	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/27 @ 103.13) (1)	(BB-, Ba3)	11/01/31	6.250	548,202

515	Element Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 100.00) (1)	(BB, B1)	09/01/28	3.875	503,720

800	Herens Midco SARL, Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 101.31) (1),(3)	(CCC, Caa2)	05/15/29	5.250	532,895

607	Methanex U.S. Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/31 @ 100.00) (1)	(BB, Ba2)	03/15/32	6.250	625,390

1,600	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 101.16) (1),(2)	(CCC+, Caa1)	03/15/29	4.625	1,121,466

178	Tronox, Inc., Rule 144A, Senior Secured Notes (Callable 09/30/27 @ 104.56) (1),(2)	(B, B1)	09/30/30	9.125	177,867

1,915	Vibrantz Technologies, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 104.50) (1)	(CCC, Caa3)	02/15/30	9.000	655,023

690	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.69) (1)	(B-, B2)	03/01/31	7.375	709,189

					5,366,540

Diversified Capital Goods (2.6%)

762	Atkore, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.13) (1)	(BB+, Ba2)	06/01/31	4.250	732,177

1,400	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 101.66) (1),(2)	(CCC, Caa2)	10/15/29	6.625	1,213,776

600	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00) (1)	(BB+, Ba3)	12/15/27	4.375	598,347

500	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ 103.31) (1)	(BB+, Ba3)	01/15/32	6.625	520,884

916	Maxam Prill SARL, Rule 144A, Senior Secured Notes (Callable 07/02/27 @ 103.88) (1)	(B+, NR)	07/15/30	7.750	951,694

					4,016,878

Electronics (1.7%)

1,015	Ellucian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/26 @ 103.25) (1)	(B-, B2)	12/01/29	6.500	1,037,483

586	Imola Merger Corp., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 101.19) (1)	(BB, Ba3)	05/15/29	4.750	578,886

950	Sensata Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ 103.31) (1)	(BB+, Ba2)	07/15/32	6.625	995,502

					2,611,871

Energy - Exploration & Production (5.2%)

425	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 104.19) (1)	(BB-, B1)	07/01/28	8.375	438,427

879	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/26 @ 104.38) (1),(2)	(BB-, B1)	07/01/31	8.750	912,975

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Energy - Exploration & Production (continued)

$1,477	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 102.38) (1)	(BB, B1)	04/15/30	4.750	$1,439,620

450	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/27 @ 103.63) (1)	(BB, B1)	03/01/32	7.250	471,597

2,050	CQP Holdco LP/BIP-V Chinook Holdco LLC, Rule 144A, Senior Secured Notes (Callable 12/15/28 @ 103.75) (1)	(BB, Ba2)	12/15/33	7.500	2,205,476

203	Excelerate Energy LP, Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 104.00) (1)	(BB+, NR)	05/15/30	8.000	215,261

626	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/27 @ 103.25) (1)	(BB-, B1)	04/15/32	6.500	635,274

775	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/28 @ 103.94) (1)	(B+, B1)	10/15/33	7.875	755,068

294	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/26 @ 104.38) (1)	(B+, B1)	06/15/31	8.750	297,159

720	TGNR Intermediate Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 101.38) (1)	(B+, B3)	10/15/29	5.500	715,489

					8,086,346

Environmental (0.6%)

223	Clean Harbors, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/26 @ 103.19) (1)	(BB+, Ba2)	02/01/31	6.375	229,882

340	Luna 1.5 SARL, Rule 144A, Senior Unsecured Notes (Callable 07/01/28 @ 106.00) (1)	(B-, B3)	07/01/32	12.000	357,422

391	Waste Pro U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/28 @ 103.50) (1)	(B-, Caa1)	02/01/33	7.000	403,604

					990,908

Food - Wholesale (1.9%)

500	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 100.00) (1)	(BB+, Ba2)	04/15/27	5.250	501,345

1,133	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 103.00) (1)	(BB+, Ba2)	06/15/30	6.000	1,152,274

885	Performance Food Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 103.06) (1)	(BB, B1)	09/15/32	6.125	913,476

394	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/31 @ 103.25) (1)	(B+, B2)	03/15/36	6.500	394,905

					2,962,000

Gaming (3.6%)

1,032	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.50) (1)	(BB-, Ba3)	02/15/30	7.000	1,069,283

218	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.25) (1)	(BB-, Ba3)	02/15/32	6.500	223,398

969	Light & Wonder International, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ 103.13) (1)	(B+, B2)	10/01/33	6.250	981,161

1,737	Voyager Parent LLC, Rule 144A, Senior Secured Notes (Callable 07/01/28 @ 104.63) (1)	(B, B1)	07/01/32	9.250	1,844,083

1,500	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 100.00) (1)	(BB-, B1)	05/15/27	5.250	1,506,430

					5,624,355

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gas Distribution (2.9%)

$113	Antero Midstream Partners LP/Antero Midstream Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/28 @ 102.88) (1)	(BB+, Ba2)	10/15/33	5.750	$113,743

272	Blue Racer Midstream LLC/Blue Racer Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.00) (1)	(B+, B2)	07/15/26	6.625	273,264

200	Blue Racer Midstream LLC/Blue Racer Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ 103.63) (1)	(B+, B2)	07/15/32	7.250	212,374

286	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 04/15/26 @ 104.44)	(B, B3)	04/15/30	8.875	301,892

400	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 03/01/26 @ 102.94) (1)	(BBB-, Ba1)	03/01/28	5.875	408,514

373	Kinetik Holdings LP Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 102.94) (1)	(BB+, Ba1)	06/15/30	5.875	376,522

692	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 03/15/28 @ 103.38) (1)	(BB, Ba2)	03/15/33	6.750	731,147

210	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00) (1)	(BB, Ba2)	05/15/30	4.800	207,408

600	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 103.00) (1)	(B+, B1)	12/31/30	6.000	605,197

1,300	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 02/15/26 @ 103.69) (1)	(B+, B1)	02/15/29	7.375	1,349,635

					4,579,696

Health Facilities (0.7%)

364	Insulet Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/28 @ 103.25) (1)	(B+, B2)	04/01/33	6.500	380,820

263	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/27 @ 103.63) (1)	(CCC+, Caa1)	04/15/32	7.250	266,663

292	Tenet Healthcare Corp., Rule 144A, Senior Secured Notes (Callable 11/15/28 @ 102.75) (1)	(BB, Ba3)	11/15/32	5.500	296,177

117	Tenet Healthcare Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/28 @ 103.00) (1)	(B, B2)	11/15/33	6.000	120,536

					1,064,196

Health Services (3.4%)

1,742	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/27 @ 103.25) (1)	(BB-, B1)	01/15/31	6.500	1,743,685

2,471	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 103.25) (1)	(CCC, Caa2)	02/15/30	6.500	2,465,664

1,046	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 102.69) (1)	(BB, Ba3)	02/15/30	5.375	1,046,953

Hotels (1.1%)					5,256,302

330	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ 102.88) (1)	(BB+, Ba2)	09/15/33	5.750	337,894

30	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/26 @ 102.94) (1)	(BB+, Ba2)	04/01/29	5.875	30,779

1,063	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.25) (1)	(BB, Ba3)	06/15/33	6.500	1,109,274

181	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/01/27 @ 103.25) (1)	(BB, Ba3)	04/01/32	6.500	187,836

					1,665,783

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Insurance Brokerage (5.3%)

$1,069	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 103.38) (1)	(B, B2)	04/15/28	6.750	$1,093,271

333	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 10/01/27 @ 103.69) (1)	(B, B2)	10/01/31	6.500	343,801

400	AmWINS Group, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.19) (1)	(B+, B1)	02/15/29	6.375	411,542

513	Ardonagh Group Finance Ltd., Rule 144A, Senior Unsecured Notes (Callable 02/15/27 @ 104.44) (1)	(CCC, Caa2)	02/15/32	8.875	535,236

1,675	Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.63) (1)	(B, B2)	02/15/31	7.250	1,725,994

800	HUB International Ltd., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.63) (1)	(B+, B1)	06/15/30	7.250	840,384

1,000	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/26 @ 104.25) (1)	(B-, B2)	03/15/30	8.500	1,048,577

942	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/28 @ 103.44) (1)	(CCC, Caa2)	10/01/33	6.875	910,319

1,290	Panther Escrow Issuer LLC, Rule 144A, Senior Secured Notes (Callable 06/01/27 @ 103.56) (1)	(B, B2)	06/01/31	7.125	1,337,573

					8,246,697

Investments & Misc. Financial Services (8.6%)

2,100	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 102.13) (1)	(CCC+, B3)	11/15/29	8.500	2,124,921

600	Block, Inc., Global Senior Unsecured Notes (Callable 05/15/27 @ 103.25)	(BB+, Ba1)	05/15/32	6.500	624,387

106	Block, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/27 @ 102.81) (1)	(BB+, Ba1)	08/15/30	5.625	108,214

30	Block, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/28 @ 103.00) (1)	(BB+, Ba1)	08/15/33	6.000	30,816

3,125	Boost Newco Borrower LLC, Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 103.75) (1)	(BB, Ba3)	01/15/31	7.500	3,322,906

1,029	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 01/15/26 @ 101.31) (1),(2)	(B-, B3)	04/15/29	5.250	955,654

868	Focus Financial Partners LLC, Rule 144A, Senior Secured Notes (Callable 09/15/27 @ 103.38) (1)	(B, B2)	09/15/31	6.750	894,244

1,309	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 101.00) (1)	(B, B2)	06/15/29	4.000	1,205,385

1,389	Stonex Escrow Issuer LLC, Rule 144A, Secured Notes (Callable 07/15/28 @ 103.44) (1)	(BB-, Ba3)	07/15/32	6.875	1,440,570

1,680	VFH Parent LLC/Valor Co-Issuer, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/27 @ 103.75) (1)	(B+, B1)	06/15/31	7.500	1,763,825

858	Walker & Dunlop, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/28 @ 103.31) (1)	(BB, Ba2)	04/01/33	6.625	884,124

					13,355,046

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Machinery (4.3%)

$815	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 103.75) (1)	(BB-, Ba2)	01/01/30	7.500	$850,449

1,732	Enpro, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 103.06) (1)	(BB-, Ba3)	06/01/33	6.125	1,791,451

1,992	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 100.00) (1)	(B, B3)	07/31/27	5.750	1,994,617

425	Goat Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/01/28 @ 103.38) (1)	(B, B2)	02/01/32	6.750	435,955

575	Griffon Corp., Global Company Guaranteed Notes (Callable 01/30/26 @ 100.96)	(B+, B1)	03/01/28	5.750	576,470

800	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 02/15/26 @ 103.13) (2)	(BB, Ba1)	02/15/29	6.250	819,197

151	Regal Rexnord Corp., Global Company Guaranteed Notes (Callable 01/15/33 @ 100.00)	(BB+, Baa3)	04/15/33	6.400	162,722

141	Synergy Infrastructure Holdings LLC, Rule 144A, Secured Notes (Callable 12/01/27 @ 103.94) (1)	(B, B3)	12/01/30	7.875	146,530

					6,777,391

Media - Diversified (0.0%)

28	Tech 7 SAS Super Senior (3),(5),(6),(7),(8)	(NR, NR)	03/31/26	0.000	3

46	Tech 7 SAS Super Senior (3),(5),(6),(7),(8)	(NR, NR)	03/31/26	0.000	5

14	Tech 7 SAS Technicolor Creative Studios Super Senior (3),(5),(6),(7),(8)	(NR, NR)	03/01/26	0.000	2

14	Technicolor Creative Studios SA (3),(5),(6),(7),(8)	(NR, NR)	04/01/26	0.000	2

					12

Media Content (0.2%)

400	Sirius XM Radio LLC, Rule 144A, Company Guaranteed Notes (Callable 09/01/26 @ 101.94) (1),(2)	(BB+, Ba3)	09/01/31	3.875	368,473

Metals & Mining - Excluding Steel (4.9%)

689	Capstone Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 03/31/28 @ 103.38) (1)	(BB-, B1)	03/31/33	6.750	715,600

1,306	Constellium SE, Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ 103.19) (1)	(BB-, Ba3)	08/15/32	6.375	1,354,322

1,800	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 103.25) (1)	(B+, B1)	02/15/30	6.500	1,803,372

200	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/29 @ 103.63) (1)	(B, NR)	02/15/34	7.250	210,422

2,120	First Quantum Minerals Ltd., Rule 144A, Secured Notes (Callable 03/01/26 @ 104.69) (1)	(B, NR)	03/01/29	9.375	2,235,039

800	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25) (1),(2)	(BB-, B2)	06/01/31	4.500	776,135

206	Kaiser Aluminum Corp., Rule 144A, Senior Unsecured Notes (Callable 03/01/29 @ 102.94) (1)	(BB-, B2)	03/01/34	5.875	206,863

348	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/28 @ 103.19) (1)	(BB, B1)	08/15/33	6.375	353,071

					7,654,824

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Oil Field Equipment & Services (0.1%)

$225	USA Compression Partners LP/USA Compression Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ 103.13) (1)	(B+, B1)	10/01/33	6.250	$227,854

Oil Refining & Marketing (2.4%)

1,166	Global Partners LP/GLP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ 104.13) (1)	(B+, B1)	01/15/32	8.250	1,232,822

253	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 102.94) (1)	(BB+, Ba1)	03/15/34	5.875	253,096

600	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 05/01/27 @ 103.63) (1)	(BB+, Ba1)	05/01/32	7.250	634,798

225	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ 103.13) (1)	(BB+, Ba1)	07/01/33	6.250	230,683

750	Sunoco LP/Sunoco Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 103.50) (1)	(BB+, Ba1)	09/15/28	7.000	776,460

540	TransMontaigne Partners LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/27 @ 104.25) (1)	(CCC+, Caa1)	06/15/30	8.500	545,460

					3,673,319

Packaging (5.0%)

460	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.75) (1),(3)	(CCC+, Caa2)	09/01/29	3.000	514,575

1,129	Cascades, Inc./Cascades USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ 103.38) (1)	(BB-, Ba3)	07/15/30	6.750	1,176,994

159	Crown Americas LLC, Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 102.94) (1)	(BB+, Ba2)	06/01/33	5.875	162,762

1,010	Mauser Packaging Solutions Holding Co., Rule 144A, Secured Notes (Callable 06/01/27 @ 104.63) (1)	(CCC+, Caa2)	04/15/30	9.250	974,650

1,700	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 06/01/27 @ 103.94) (1)	(B, B2)	04/15/30	7.875	1,696,490

279	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1)	(B+, B3)	05/15/31	7.250	285,149

544	Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC, Rule 144A, Senior Secured Notes (Callable 05/15/27 @ 104.75) (1)	(B-, B3)	05/15/30	9.500	543,688

1,718	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 106.38) (1)	(CCC+, Caa3)	12/31/28	12.750	1,762,343

768	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 101.03) (1)	(BB-, Ba3)	04/15/29	4.125	747,555

					7,864,206

Personal & Household Products (2.1%)

883	Acushnet Co., Rule 144A, Company Guaranteed Notes (Callable 12/01/28 @ 102.81) (1)	(BB, Ba3)	12/01/33	5.625	895,129

700	Amer Sports Co., Rule 144A, Senior Secured Notes (Callable 02/16/27 @ 103.38) (1)	(BBB-, Ba1)	02/16/31	6.750	734,487

1,156	Energizer Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 103.00) (1),(2)	(B, B2)	09/15/33	6.000	1,110,032

341	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/27 @ 102.94) (1)	(BBB-, Ba1)	01/31/31	5.875	348,566

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Personal & Household Products (continued)

$114	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/28 @ 103.06) (1)	(BBB-, Ba1)	07/31/32	6.125	$117,089

					3,205,303

Pharmaceuticals (0.3%)

400	IQVIA, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 103.13) (1)	(BB, Ba2)	06/01/32	6.250	418,467

Property & Casualty Insurance (1.1%)

1,587	Ardonagh Finco Ltd., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.88) (1)	(B-, B3)	02/15/31	7.750	1,664,882

Rail (1.2%)

1,419	Genesee & Wyoming, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ 103.13) (1)	(BB, Ba3)	04/15/32	6.250	1,465,122

415	Watco Cos. LLC/Watco Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/27 @ 103.56) (1)	(B-, B3)	08/01/32	7.125	434,675

					1,899,797

Real Estate Investment Trusts (1.2%)

323	Starwood Property Trust, Inc., Rule 144A, Company Guranteed Notes (Callable 07/15/28 @ 100.00) (1)	(BB-, Ba3)	10/15/28	5.250	326,622

369	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/30 @ 100.00) (1)	(BB-, Ba3)	01/15/31	5.750	374,200

1,093	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/29 @ 100.00) (1)	(BB-, Ba3)	04/15/30	6.000	1,125,344

					1,826,166

Recreation & Travel (6.1%)

1,815	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 100.00) (1),(2)	(CCC-, Caa3)	11/15/27	6.625	1,763,549

2,350	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 101.31) (1),(2)	(B+, B2)	08/15/29	5.250	2,290,614

2,307	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1),(2)	(B+, Caa1)	05/15/31	7.250	2,215,383

1,815	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.00) (1)	(BB+, B1)	11/01/27	4.875	1,814,009

1,318	Vail Resorts, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 103.25) (1)	(BB-, Ba3)	05/15/32	6.500	1,368,880

					9,452,435

Restaurants (0.3%)

400	1011778 BC ULC/New Red Finance, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.06) (1)	(BB+, Ba2)	06/15/29	6.125	411,069

Software - Services (7.9%)

434	AmeriTex HoldCo Intermediate LLC, Rule 144A, Senior Secured Notes (Callable 08/15/28 @ 103.81) (1)	(B, B2)	08/15/33	7.625	458,237

356	Brightstar Lottery PLC/Brightstar Global Solutions Corp., Rule 144A, Senior Secured Notes (Callable 12/15/28 @ 102.88) (1)	(BB+, NR)	01/15/33	5.750	353,632

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Software - Services (continued)

$1,296	Cloud Software Group, Inc., Rule 144A, Secured Notes (Callable 01/30/26 @ 104.50) (1)	(B-, Caa1)	09/30/29	9.000	$1,350,281

900	Cloud Software Group, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/28 @ 103.31) (1)	(B, B1)	08/15/33	6.625	892,510

362	CommScope LLC, Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.00) (1),(2)	(B-, B3)	12/15/31	9.500	365,946

2,150	Insight Enterprises, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 103.31) (1)	(BB+, Ba3)	05/15/32	6.625	2,210,499

800	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ 100.00) (1)	(BBB-, Ba1)	12/01/27	6.900	832,856

567	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06) (1)	(BB, Ba3)	12/01/31	4.125	529,679

1,040	UKG, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/27 @ 103.44) (1)	(B-, B2)	02/01/31	6.875	1,070,429

2,298	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 01/30/26 @ 100.00) (1)	(B-, Caa1)	12/15/28	7.125	2,266,626

1,516	WEX, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ 103.25) (1)	(B, B1)	03/15/33	6.500	1,558,084

400	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 100.97) (1)	(B+, B1)	02/01/29	3.875	378,059

					12,266,838

Specialty Retail (2.4%)

331	Beach Acquisition Bidco LLC, Rule 144A, Senior Unsecured Notes, 10.000% Cash, 10.750% PIK (Callable 07/15/28 @ 103.00) (1),(4)	(B+, Caa1)	07/15/33	10.000	365,602

1,991	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK (1),(4),(9)	(NR, Ca)	03/31/26	7.500	1,045,459

55	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK (1),(4),(7),(8)	(NR, Ca)	03/31/26	7.500	28,820

68	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC (7),(9)	(NR, NR)	03/31/26	0.000	7

1,550	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/26 @ 104.13) (1)	(BB-, B2)	08/01/31	8.250	1,640,363

763	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44) (1),(2)	(BB-, B1)	11/15/31	4.875	740,203

					3,820,454

Steel Producers/Products (1.0%)

361	Carpenter Technology Corp., Rule 144A, Senior Unsecured Notes (Callable 03/01/29 @ 102.81) (1)	(BB+, Ba2)	03/01/34	5.625	367,008

346	Commercial Metals Co., Rule 144A, Senior Unsecured Notes (Callable 11/15/28 @ 102.88) (1)	(BB+, Ba2)	11/15/33	5.750	353,997

794	TMS International Corp., Rule 144A, Senior Unsecured Notes (Callable 01/10/26 @ 101.56) (1)	(B, Caa1)	04/15/29	6.250	770,467

					1,491,472

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Support - Services (7.8%)

$649	AECOM, Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ 103.00) (1)	(BB, Ba2)	08/01/33	6.000	$665,504

2,614	Allied Universal Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.94) (1)	(B, B3)	02/15/31	7.875	2,756,394

715	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 100.00) (1)	(BBB-, Ba2)	01/15/28	4.000	710,588

1,000	Belron U.K. Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/26 @ 102.88) (1)	(BB-, Ba3)	10/15/29	5.750	1,021,730

1,431	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 101.13) (1)	(B-, B2)	05/01/28	4.500	1,409,981

345	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ 103.50) (1)	(BB-, Ba3)	06/15/30	7.000	363,281

705	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.63) (1)	(BB-, Ba3)	06/15/33	7.250	749,482

705	QXO Building Products, Inc., Rule 144A, Senior Secured Notes (Callable 04/30/28 @ 103.38) (1)	(BB-, Ba3)	04/30/32	6.750	736,879

132	United Rentals North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/28 @ 102.69) (1)	(BB+, Ba2)	11/15/33	5.375	131,988

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 101.21) (1)	(BB, Ba3)	06/15/28	7.250	507,551

400	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/26 @ 103.19) (1)	(BB, Ba3)	03/15/29	6.375	413,568

330	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ 103.19) (1)	(BB, Ba3)	03/15/33	6.375	344,754

406	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ 103.31) (1)	(BB-, B2)	04/15/30	6.625	421,079

1,372	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.31) (1)	(BB-, B2)	06/15/29	6.625	1,422,217

752	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/10/26 @ 102.50) (1)	(B, B3)	01/15/30	5.000	591,073

					12,246,069

Tech Hardware & Equipment (1.8%)

859	Ahead DB Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 01/30/26 @ 101.66) (1)	(CCC+, Caa1)	05/01/28	6.625	865,405

683	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 01/10/26 @ 100.00) (1)	(CCC, Caa3)	03/15/27	5.000	681,933

1,150	Zebra Technologies Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/27 @ 103.25) (1)	(BB, Ba2)	06/01/32	6.500	1,192,242

					2,739,580

Telecom - Wireline Integrated & Services (1.5%)

1,000	Altice Financing SA, Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 100.00) (1),(2)	(CCC, Caa2)	01/15/28	5.000	701,022

225	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/31 @ 104.25) (1)	(CCC, Caa1)	01/15/36	8.500	230,961

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Telecom - Wireline Integrated & Services (continued)

$200	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 102.25) (1)	(B+, Ba3)	08/15/30	4.500	$185,911

826	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13) (1)	(B+, Ba3)	01/31/31	4.250	754,105

550	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.38) (1)	(B+, Ba3)	07/15/31	4.750	508,241

					2,380,240

Theaters & Entertainment (0.4%)

600	Live Nation Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 01/30/26 @ 101.63) (1)	(BB, Ba1)	05/15/27	6.500	605,794

Transport Infrastructure/Services (0.9%)

200	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 103.56) (1)	(B+, Ba3)	06/01/31	7.125	209,417

400	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/27 @ 103.56) (1)	(B+, Ba3)	02/01/32	7.125	422,066

694	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 01/10/26 @ 103.13) (1)	(BBB-, Ba1)	06/01/28	6.250	708,888

					1,340,371

TOTAL CORPORATE BONDS (Cost $176,463,572)					176,543,951

BANK LOANS (17.7%)

Advertising (1.1%)

1,977	MH Sub I LLC, 1 mo. USD Term SOFR + 4.250% (10)	(B, B1)	12/31/31	7.966	1,701,458

Aerospace & Defense (0.4%)

889	Atlas CC Acquisition Corp. (2025 Second Out Term Loan B), 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa2)	05/25/29	8.370	460,571

129	Atlas CC Acquisition Corp. (2025 Second Out Term Loan C), 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa2)	05/25/29	8.370	66,841

109	Peraton Corp., 3 mo. USD Term SOFR + 7.750% (10)	(NR, NR)	02/01/29	11.672	86,587

					613,999

Auto Parts & Equipment (0.2%)

325	Jason Group, Inc., 1 mo. USD Term SOFR + 6.000% (8),(9),(10)	(NR, NR)	11/30/26	9.831	294,048

Building Materials (0.4%)

414	ARAMSCO, Inc., 3 mo. USD Term SOFR + 4.750% (10)	(CCC+, Caa1)	10/10/30	8.422	280,795

518	Cornerstone Building Brands, Inc., 1 mo. USD Term SOFR + 5.625% (10)	(B-, Caa1)	08/01/28	9.375	412,166

					692,961

Chemicals (0.8%)

605	Lonza Group AG (10),(11)	(B-, B2)	07/03/28	0.000	532,468

299	PMHC II, Inc., 3 mo. USD Term SOFR + 6.250% (8),(10)	(CCC+, Caa1)	04/21/29	10.177	169,158

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Chemicals (continued)

$713	PMHC II, Inc., 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa1)	04/23/29	8.327	$399,616

72	SK Neptune Husky Finance SARL (5),(6),(9)	(NR, WR)	04/30/26	0.000	10,316

745	SK Neptune Husky Group SARL (5),(6),(9)	(NR, WR)	01/03/29	0.000	18,613

221	Tronox Finance LLC (10),(11)	(B, B1)	04/04/29	0.000	182,136

					1,312,307

Electronics (0.5%)

792	Idemia Group, 3 mo. USD Term SOFR + 4.250% (10)	(B, B2)	09/30/28	7.922	798,668

Energy - Exploration & Production (0.4%)

594	Colossus Acquireco LLC, 3 mo. USD Term SOFR + 1.750% (10)	(BB+, Ba1)	07/30/32	5.410	594,265

Food - Wholesale (0.5%)

600	Quantum Bidco Ltd. (10),(11),(12)	(B, B3)	01/25/28	0.000	809,047

300	WOOF Holdings, Inc., 3 mo. USD Term SOFR + 3.750% (10)	(CCC-, Ca)	12/31/29	7.684	38,250

					847,297

Gas Distribution (0.6%)

946	Traverse Midstream Partners LLC, 3 mo. USD Term SOFR + 2.500% (10)	(B+, B2)	02/16/28	6.340	949,617

Health Facilities (0.4%)

285	Carestream Health, Inc., 3 mo. USD Term SOFR + 7.500% (9),(10)	(CCC+, Caa2)	09/30/27	11.272	146,460

210	Sonrava Health Holdings LLC (5),(6),(8),(9)	(NR, B3)	05/18/28	0.000	141,913

880	Sonrava Health Holdings LLC, 5.500% PIK (4),(5),(6),(8),(9)	(NR, Caa3)	08/18/28	5.500	66,010

39	Sonrava Health Holdings LLC (8),(10),(11)	(NR, NR)	06/03/26	0.000	38,356

175	Zest Acquisition Corp. (8),(10),(11)	(B, B3)	02/08/28	0.000	171,932

					564,671

Health Services (0.2%)

57	MedAssets Software Intermediate Holdings, Inc., 3 mo. USD Term SOFR + 4.000% (10)	(B, Caa1)	12/15/28	7.695	51,378

279	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD Term SOFR + 4.000% (10)	(CCC, Ca)	12/15/28	7.845	193,151

25	MedAssets Software Intermediate Holdings, Inc., 3 mo. USD Term SOFR + 5.250% (10)	(B, Caa1)	12/15/28	8.945	23,030

					267,559

Hotels (0.2%)

131	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 1.500% Cash, 6.000% PIK (4),(10)	(B-, Caa1)	03/11/30	11.350	130,624

144	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 5.500% (10)	(B+, B2)	03/11/30	9.350	144,404

					275,028

Insurance Brokerage (0.6%)

137	Allied Benefit Systems Intermediate LLC (8),(13)	(NR, NR)	10/31/30	1.000	136,659

860	Allied Benefit Systems Intermediate LLC, 3 mo. USD Term SOFR + 5.250% (8),(10)	(NR, NR)	10/31/30	8.733	857,203

					993,862

Machinery (0.2%)

393	Madison IAQ LLC, 3 mo. USD Term SOFR + 2.750% (10)	(B, B1)	11/08/32	6.637	396,102

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Media - Diversified (0.7%)

$790	Cast & Crew Payroll LLC, 1 mo. USD Term SOFR + 3.750% (10)	(CCC+, Caa1)	12/29/28	7.466	$476,940

216	Technicolor Creative Studios, 0.500% PIK (3),(4),(5),(6),(7),(8)	(NR, NR)	08/06/33	0.500	0

618	X Corp.	(NR, NR)	10/26/29	9.500	617,045

					1,093,985

Packaging (0.8%)

1,231	Proampac PG Borrower LLC, 3 mo. USD Term SOFR + 4.000% (10)	(B-, B3)	09/15/28	7.898 - 7.905	1,235,382

Personal & Household Products (0.9%)

1,264	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500% (10)	(NR, NR)	06/29/28	11.286	1,195,497

138	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500% (8),(9),(10)	(NR, NR)	06/29/28	11.484	138,138

					1,333,635

Software - Services (5.6%)

551	AQ Carver Buyer, Inc., 3 mo. USD Term SOFR + 5.500% (10)	(B, B3)	08/02/29	9.272	528,593

282	Astra Acquisition Corp. (5),(6),(9)	(D, WR)	02/25/28	0.000	59,126

834	Astra Acquisition Corp. (5),(6),(9)	(D, WR)	10/25/28	0.000	3,520

23	Astra Acquisition Corp., 3 mo. USD Term SOFR + 8.750% (8),(10)	(NR, NR)	04/01/26	12.627	23,579

10	Astra Acquisition Corp., 3 mo. USD Term SOFR + 8.750% (8),(10)	(NR, NR)	04/01/26	12.735	10,063

127	CommScope, Inc., 1 mo. USD Term SOFR + 4.750% (10)	(B-, B3)	12/17/29	8.466	126,938

712	Corel Corp., 3 mo. USD Term SOFR + 5.000% (9),(10)	(CCC+, B3)	07/02/26	8.922	672,857

1,386	EagleView Technology Corp., 3 mo. USD Term SOFR + 5.500% (10)	(B-, B3)	08/14/28	9.172	1,337,437

332	Javelin Buyer, Inc., 3 mo. USD Term SOFR + 5.000% (9),(10)	(CCC+, Caa2)	12/06/32	8.822	330,188

1,124	OID-OL Intermediate I LLC, 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa1)	02/01/29	8.240	942,722

471	OID-OL Intermediate I LLC, 3 mo. USD Term SOFR + 6.000% (10)	(B, B1)	02/01/29	9.840	484,751

372	Polaris Newco LLC, 1 mo. GBP SONIA + 5.000% (10),(12)	(CCC+, B3)	06/02/28	8.723	460,681

1,150	Project Alpha Intermediate Holding, Inc., 3 mo. USD Term SOFR + 5.000% (10)	(B-, Caa1)	05/09/33	8.672	1,105,800

1,573	RealPage, Inc., 3 mo. USD Term SOFR + 3.000% (10)	(B-, B3)	04/24/28	6.934	1,573,988

514	Redstone Holdco 2 LP, 3 mo. USD Term SOFR + 4.750% (10)	(CCC-, Caa2)	04/27/28	8.852	215,799

802	UKG, Inc., 3 mo. USD Term SOFR + 2.500% (10)	(B-, B2)	02/10/31	6.338	804,076

					8,680,118

Steel Producers/Products (0.6%)

1,001	OPTA, Inc., 1 mo. USD Term SOFR + 6.750% (8),(9),(10)	(NR, NR)	11/09/28	10.581	980,958

Support - Services (2.1%)

219	CoreLogic, Inc., 1 mo. USD Term SOFR + 6.500% (10)	(CCC, Caa2)	06/04/29	10.331	221,510

823	CoreLogic, Inc., 1 mo. USD Term SOFR + 3.500% (10)	(B-, B2)	06/02/28	7.331	825,294

353	LaserShip, Inc., 3 mo. USD Term SOFR + 4.000% (10)	(CCC-, Caa2)	01/02/29	7.672	266,982

313	LaserShip, Inc., 3 mo. USD Term SOFR + 6.250% (10)	(B, B2)	01/02/29	9.922	317,487

802	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500% (10)	(CCC, Caa2)	08/10/29	5.434	603,134

270	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500% (10)	(CCC-, Caa3)	08/10/29	5.172	84,449

536	PODS LLC, 1 mo. USD Term SOFR + 3.000% (10)	(B-, B3)	03/31/28	6.831	530,790

400	TruGreen LP, 3 mo. USD Term SOFR + 8.500% (9),(10)	(CCC, Caa3)	11/02/28	12.602	373,126

					3,222,772

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Telecom - Wireline Integrated & Services (0.5%)

$968	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750% (10)	(NR, B3)	08/01/29	9.620	$721,405

TOTAL BANK LOANS (Cost $31,313,145)					27,570,097

Collateralized Debt Obligations (6.0%)

1,000	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, 3 mo. USD Term SOFR + 7.170% (1),(10)	(NR, Ba3)	04/20/35	11.054	987,023

780	Anchorage Capital Europe CLO 6 DAC, Rule 144A, 3 mo. EURIBOR + 3.400% (1),(3),(10)	(BBB-, NR)	10/22/38	5.437	922,569

500	Anchorage Credit Funding 4 Ltd., 2016-4A, Rule 144A (1)	(NR, Ba1)	04/27/39	6.659	492,502

1,500	ARES LXIII CLO Ltd., 2022-63A, Rule 144A, 3 mo. USD Term SOFR + 3.000% (1),(10)	(NR, NR)	10/15/38	7.283	1,501,981

750	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, 3 mo. USD Term SOFR + 6.972% (1),(10)	(B, NR)	10/15/36	10.876	628,222

1,000	Battalion CLO XV Ltd., 2020-15A, Rule 144A, 3 mo. USD Term SOFR + 6.612% (1),(10)	(BB-, NR)	01/17/33	10.493	897,886

1,000	Cedar Funding VI CLO Ltd., 2016-6A, Rule 144A, 3 mo. USD Term SOFR + 6.250% (1),(10)	(BB-, NR)	04/20/34	10.134	995,736

1,000	KKR CLO 14 Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.412% (1),(10)	(NR, B1)	07/15/31	10.316	984,547

1,000	KKR CLO 16 Ltd., Rule 144A, 3 mo. USD Term SOFR + 7.372% (1),(10)	(B, NR)	10/20/34	11.256	959,549

1,000	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, 3 mo. USD Term SOFR + 6.012% (1),(10)	(NR, Ba1)	01/22/35	9.869	1,004,590

TOTAL ASSET BACKED SECURITIES (Cost $9,587,225)					9,374,605

Shares

COMMON STOCKS (0.8%)

Auto Parts & Equipment (0.1%)

38	Jason, Inc. (6)				206,690

Chemicals (0.3%)

34,560,048	Ascend Performance Litigation Trust Interest, Class A (6),(7)				2,143

69,655,103	Ascend Performance Litigation Trust Interest, Class C (6),(7)				4,319

7,652	Ascend Performance Materials Operations LLC (6),(8)				17,217

46,574	Proppants Holdings LLC (7),(8),(9)				931

12,633	SK Mohawk Holdings, SCS (6),(8)				126,330

10,028	Utex Industries (6)				270,756

					421,696

Hotels (0.2%)

4,671	Aimbridge Acquisition Co., Inc. (6)				303,615

Personal & Household Products (0.1%)

22,719	Dream Well, Inc. (6)				210,151

22,719	Serta Simmons Bedding Equipment Co. (6),(7),(8)				0

					210,151

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

Shares		Value

COMMON STOCKS (continued)

Pharmaceuticals (0.0%)

45,583	Akorn, Inc. (6)	$1,368

Private Placement (0.0%)

69,511,940	Technicolor Creative Studios SA (6),(7),(8),(14)	0

Support - Services (0.0%)

800	LTR Holdings, Inc. (6),(7),(8),(9)	1,185

Telecom - Wireline Integrated & Services (0.1%)

10,212	Luxco Co. Ltd. (3),(6)	179,734

TOTAL COMMON STOCKS (Cost $3,668,565)		1,324,439

WARRANT (0.0%)

Chemicals (0.0%)

11,643	Project Investor Holdings LLC, expires 02/08/26 (6),(7),(8),(9) (Cost $6,054)	0

SHORT-TERM INVESTMENTS (13.5%)

4,797,320	State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.745% (15)	4,797,320

16,281,992	State Street Navigator Securities Lending Government Money Market Portfolio, 3.83% (15),(16)	16,281,992

TOTAL SHORT-TERM INVESTMENTS (Cost $21,079,312)		21,079,312

TOTAL INVESTMENTS AT VALUE (151.2%) (Cost $242,117,873)		235,892,404

LIABILITIES IN EXCESS OF OTHER ASSETS (-51.2%)		(79,865,769)

NET ASSETS (100.0%)		$156,026,635

INVESTMENT ABBREVIATIONS
1 mo. = 1 month
3 mo. = 3 month
EURIBOR = Euro Interbank Offered Rate
NR = Not Rated
SARL = société à responsabilité limitée
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
WR = Withdrawn Rating

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, these securities amounted to a value of $183,433,869 or 117.6% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2-K).

(3)	This security is denominated in Euro.
(4)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal. PIK is on non-accrual.

(5)	Bond is currently in default.

(6)	Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2025

(7)
Not readily marketable security; security is valued at fair value as determined in good faith by UBS Asset Management (Americas) LLC as the Fund’s valuation designee under the oversight of the Board of Directors (See Note
2-A).

(8)	Security is valued using significant unobservable inputs.

(9)	Illiquid security.

(10)	Variable rate obligation -The interest rate shown is the rate in effect as of December 31, 2025. The rate may be subject to a cap and floor.

(11)	Position is unsettled. Contract rate was not determined at December 31, 2025 and does not take effect until settlement.

(12)	This security is denominated in British Pound.

(13)	All or a portion is an unfunded loan commitment (See Note 2-J).

(14)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse Asset Management Income Fund Segregated Portfolio, an affiliated entity.

(15)	Rate shown reflects yield at December 30, 2025.

(16)	Represents security purchased with cash collateral received for securities on loan.
Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Settlement Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Appreciation
EUR	50,254	USD	59,399	10/07/26	Deutsche Bank AG	$59,399	$59,707	$308
USD	2,210,804	EUR	1,852,077	10/07/26	Deutsche Bank AG	(2,210,804)	(2,200,449)	10,355

Total Unrealized Appreciation								$10,663

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Settlement Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Depreciation
USD	76,804	EUR	65,314	10/07/26	Barclays Bank PLC	$(76,804)	$(77,600)	$(796)
USD	793,728	GBP	592,000	10/07/26	Deutsche Bank AG	(793,728)	(795,509)	(1,781)
USD	467,381	GBP	348,000	10/07/26	Morgan Stanley	(467,381)	(467,630)	(249)

Total Unrealized Depreciation								$(2,826)

Total Net Unrealized Appreciation/(Depreciation)								$7,837

Currency Abbreviations:
EUR = Euro
GBP = British Pound
USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2025

Assets
Investments at value, including collateral for securities on loan of $16,281,992 (Cost $242,117,873) (Note 2)	$235,892,404	1
Foreign currency at value (Cost $832,729)	836,529
Interest receivable	3,836,609
Receivable for investments sold	915,013
Deferred offering costs (Note 7)	11,761
Unrealized appreciation on forward foreign currency contracts (Note 2)	10,663
Prepaid expenses and other assets	25,269

Total assets	241,528,248

Liabilities
Investment advisory fee payable (Note 3)	196,461
Administrative services fee payable	22,173
Loan payable (Note 4)	64,000,000
Payable upon return of securities loaned (Note 2)	16,281,992
Due to custodian	2,079,092
Payable for investments purchased	1,992,430
Interest payable (Note 4)	529,991
Unfunded loan commitments (Note 2)	137,173
Directors’ fee payable	60,723
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,826
Commitment fees payable (Note 4)	12,990
Accrued expenses	185,762

Total liabilities	85,501,613

Net Assets
Applicable to 54,853,819 shares outstanding	$156,026,635

Net Assets
Capital stock, $.001 par value (Note 6)	54,854
Paid-in capital (Note 6)	195,562,670
Total distributable earnings (loss)	(39,590,889)

Net assets	$156,026,635

Net Asset Value Per Share	$2.84

Market Price Per Share	$2.83

1	Includes $15,958,962 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2025

Investment Income
Interest	$17,653,426
Dividends	140,959
Securities lending (net of rebates)	74,532

Total investment income	17,868,917

Expenses
Investment advisory fees (Note 3)	790,268
Administrative services fees	76,080
Interest expense (Note 4)	3,276,786
Legal fees	422,819
Directors’ fees	271,055
Commitment fees (Note 4)	97,664
Printing fees	94,781
Audit and tax fees	82,833
Custodian fees	77,417
Transfer agent fees	58,730
Stock exchange listing fees	4,267
Insurance expense	4,257
Amortization of offering costs (Note 7)	647,278
Miscellaneous expense	12,113

Total expenses	5,916,348

Net investment income	11,952,569

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(2,709,089)
Net realized loss from foreign currency transactions	(11,931)
Net realized loss from forward foreign currency contracts	(111,077)
Net change in unrealized appreciation (depreciation) from investments	(978,821)
Net change in unrealized appreciation (depreciation) from foreign currency translations	3,590
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	(173,905)

Net realized and unrealized loss from investments, foreign currency transactions and forward foreign currency contracts	(3,981,233)

Net increase in net assets resulting from operations	$7,971,336

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
From Operations
Net investment income	$11,952,569	$13,245,221
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(2,832,097)	(3,128,338)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(1,149,136)	4,865,930

Net increase in net assets resulting from operations	7,971,336	14,982,813

From Distributions
From distributable earnings	(12,420,712)	(13,249,216)
Return of capital	(2,382,127)	(1,267,716)

Net decrease in net assets resulting from distributions	(14,802,839)	(14,516,932)

From Capital Share Transactions (Note 6)
Net proceeds from at-the-market offering (Note 7)	—	5,933,483
Reinvestment of distributions	138,452	165,706

Net increase (decrease) in net assets from capital share transactions	138,452	6,099,189

Net increase (decrease) in net assets	(6,693,051)	6,565,070
Net Assets
Beginning of year	162,719,686	156,154,616

End of year	$156,026,635	$162,719,686

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Cash Flows
For the Year Ended December 31, 2025

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$7,971,336

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$148,345
Increase in accrued expenses	86,802
Decrease in interest payable	(435,617)
Decrease in commitment fees payable	(32,371)
Decrease in prepaid expenses and other assets	35,701
Decrease in deferred offering costs	630,352
Increase in unfunded loan commitments	137,173
Decrease in advisory fees payable	(9,181)
Net amortization of a premium or accretion of a discount on investments	(1,394,169)
Purchases of long-term securities, net of change in payable for investments purchased	(120,309,938)
Sales of long-term securities, net of change in receivable for investments sold	117,797,790
Net proceeds from sales (purchases) of short-term securities	(2,098,835)
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	1,152,726
Net realized loss from investments	2,709,089
Total adjustments		(1,582,133)

Net cash provided by operating activities 1		$6,389,203
Cash Flows From Financing Activities
Borrowings on revolving credit facility	12,000,000
Repayments of credit facility	(5,000,000)
Cash distributions paid	(14,664,387)

Net cash used in financing activities		(7,664,387)

Net decrease in cash		(1,275,184)
Cash — beginning of year		32,621

Cash — end of year		$(1,242,563)

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$138,452

1	Included in net cash provided by operating activities is cash of $3,712,403 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Financial Highlights

	For the Year Ended December 31,
	2025	2024	2023	2022	2021
Per share operating performance
Net asset value, beginning of year	$2.97	$2.96	$2.73	$3.43	$3.42

INVESTMENT OPERATIONS
Net investment income 1	0.22	0.25	0.25	0.23	0.23
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts(both realized and unrealized)	(0.08)	0.03	0.25	(0.66)	0.05

Total from investment activities	0.14	0.28	0.50	(0.43)	0.28

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.25)	(0.25)	(0.23)	(0.24)
Return of capital	(0.04)	(0.02)	(0.02)	(0.04)	(0.03)

Total dividends and distributions	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)

Net asset value, end of year	$2.84	$2.97	$2.96	$2.73	$3.43

Per share market value, end of year	$2.83	$2.89	$3.13	$2.52	$3.43

TOTAL INVESTMENT RETURN 2
Net asset value	4.96%	9.86%	19.65%	(12.46)%	8.51%
Market value	7.86%	0.74%	37.07%	(19.19)%	17.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$156,027	$162,720	$156,155	$143,914	$179,614
Ratio of expenses to average net assets	3.70%	2.96%	3.10%	1.91%	1.07%
Ratio of expenses to average net assets excluding interest expense	1.65%	0.97%	0.88%	0.89%	0.80%
Ratio of net investment income to average net assets	7.48%	8.28%	8.79%	7.79%	6.70%
Asset Coverage per $1,000 of Indebtedness	$3,438	$3,855	$3,974	$3,379	$4,070
Outstanding senior securities (000s omitted)	$64,000	$57,000	$52,500	$60,500	$58,500
Portfolio turnover rate 3	54%	60%	39%	42%	53%

1	Per share information is calculated using the average shares outstanding method.
2
Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.

3
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Financial Highlights

	For the Year Ended December 31,
	2020	2019		2018	2017	2016
Per share operating performance
Net asset value, beginning of year	$3.48	$3.21		$3.58	$3.48	$3.21

INVESTMENT OPERATIONS
Net investment income 1	0.27	0.26		0.27	0.24	0.25
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.06)	0.28		(0.37)	0.12	0.28

Total from investment activities	0.21	0.54		(0.10)	0.36	0.53

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.27)		(0.27)	(0.24)	(0.25)
Return of capital	—	(0.00	) 2	—	(0.02)	(0.01)

Total dividends and distributions	(0.27)	(0.27)		(0.27)	(0.26)	(0.26)

Net asset value, end of year	$3.42	$3.48		$3.21	$3.58	$3.48

Per share market value, end of year	$3.15	$3.22		$2.77	$3.31	$3.16

TOTAL INVESTMENT RETURN 3
Net asset value	8.08%	18.17%		(2.39)%	11.34%	18.64%
Market value	7.58%	26.71%		(8.89)%	13.37%	24.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$178,641	$182,030		$167,897	$187,472	$182,019
Ratio of expenses to average net assets	1.25%	1.92%		1.82%	1.06%	0.74%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.78%		0.78%	0.90%	0.74%
Ratio of net investment income to average net assets	8.55%	7.59%		7.83%	6.75%	7.66%
Asset Coverage per $1,000 of Indebtedness	$4,162	$4,021		$3,373	$5,075	$—
Outstanding senior securities (000s omitted)	$56,500	$60,250		$70,750	$46,000	$—
Portfolio turnover rate 4	36%	35%		39%	64%	53%

1	Per share information is calculated using the average shares outstanding method.
2	This amount represents less than $(0.01) per share.
3
Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.

4
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements
December 31, 2025

Note 1. Organization
Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end
management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.
UBS Asset Management (Americas) LLC (“UBS AM (Americas)” or the “Adviser”), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and as a Commodity Pool Operator with the Commodity Futures Trading Commission. UBS AM (Americas) is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.
The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update
2023-07,
Segment Reporting
(“Topic 280”) — Improvements to Reportable Segment Disclosures
(“ASU
2023-07”).
Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the Segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in FASB Accounting Standards Codification (“ASC”) Topic 946 —
Financial Services — Investment Companies.
A) SECURITY VALUATION — The Board of Directors (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to the Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government,

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule
2a-5
under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule
2a-5
under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$176,515,112	$28,839	$176,543,951
Bank Loans	—	24,542,080	3,028,017 1	27,570,097
Asset Backed Securities	—	9,374,605	—	9,374,605
Common Stocks	—	1,172,314	152,125 1	1,324,439
Warrants	—	—	0 1	0
Short-term Investments	21,079,312	—	—	21,079,312

	$21,079,312	$211,604,111	$3,208,981	$235,892,404

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$10,663	$—	$10,663

Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$2,826	$—	$2,826

1	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
The following is a reconciliation of investments as of December 31, 2025 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants		Total
Balance as of December 31, 2024	$202,210	$4,940,122	$2,117	$0	(1)	$5,144,449
Accrued discounts (premiums)	—	54,214	—	—		54,214
Purchases	—	1,916,077	203,863	—		2,119,940
Sales	(20,937)	(2,387,142)	—	—		(2,408,079)
Realized gain (loss)	—	(122,538)	—	—		(122,538)
Change in unrealized appreciation (depreciation)	(152,434)	(174,290)	(53,855)	—		(380,579)
Transfers into Level 3	—	207,923	—	—		207,923
Transfers out of Level 3	—	(1,406,349)	—	—		(1,406,349)

Balance as of December 31, 2025	$28,839	$3,028,017	$152,125	$0	(1)	$3,208,981

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2025	$(153,535)	$(158,555)	$(53,854)	$—		$(365,944)

(1)	Includes a zero valued security.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At December 31, 2025	Valuation Technique	Unobservable Input	Price Range (Weighted Average)*
Bank Loans	$3,028,017	Vendor pricing	Single Broker Quote	$0.07 - $1.01 ($0.92)
	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)
Corporate Bonds	28,839	Income Approach	Expected Remaining Distribution	0.00 – 0.52 (0.52)
Common Stocks	150,009	Vendor pricing	Single Broker Quote	0.00 - 10.00 (8.68)
	2,116	Income Approach	Expected Remaining Distribution	0.00 - 1.48 (0.84)
Warrant	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)

*	Weighted by relative fair value
Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that UBS AM (Americas) considers may include (i) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (ii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iii) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (iv) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
For the year ended December 31, 2025, $207,923 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $1,406,349 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.
B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.
The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2025 and the effect of these derivatives on the Statement of Operations for the year ended December 31, 2025.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange rate contracts	$10,663	$2,826	$(111,077)	$(173,905)

For the year ended December 31, 2025, the Fund held an average monthly value on a net basis of $3,934,031 in forward foreign currency contracts.
The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter
derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.
The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at December 31, 2025:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$10,663	$(1,781)	$—	$—	$8,882

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at December 31, 2025:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$796	$—	$—	$—	$796
Deutsche Bank AG	1,781	(1,781)	—	—	—
Morgan Stanley	249	—	—	—	249

	$2,826	$(1,781)	$—	$—	$1,045

(a)	Forward foreign currency contracts are included.
C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.
Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.
D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend
date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend
date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.
F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.
In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).
The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures.
The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for each of the tax years in the four year period ended December 31, 2025, for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.
H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.
I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts solely for hedging other appropriate risk management purposes as defined in regulations of the Commodities Futures Trading Commission. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at December 31, 2025 are disclosed in the Schedule of Investments.
J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of December 31, 2025, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
Allied Benefit Systems Intermediate LLC	10/31/30	1.000%	$137,173
Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by UBS AM (Americas) and may be invested in a variety of investments, including funds advised by SSB or an affiliate, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 2. Significant Accounting Policies
 (continued)

lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of December 31, 2025, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral
$15,958,962	$16,281,992
The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2025.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities (a)	Collateral Received (b)	Net Amount
$15,958,962	$(15,958,962)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.
The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended December 31, 2025, total earnings received in connection with securities lending arrangements was $685,683, of which $587,012 was rebated to borrowers (brokers). The Fund retained $74,532 in income, and SSB, as lending agent, was paid $24,139.
L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.
In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s NAV.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025

Note 3. Transactions with Affiliates and Related Parties
UBS AM (Americas) serves as investment adviser for the Fund. For its investment advisory services, UBS AM (Americas) is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. For the year ended December 31, 2025, investment advisory fees earned were $790,268.
The Fund from time to time purchases or sells loan investments in the secondary market through UBS AM (Americas) or its affiliates acting in the capacity as broker-dealer. UBS AM (Americas) or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.
Note 4. Line of Credit
The Fund has a line of credit subject to annual renewal provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $85,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount. In addition, the Fund pays interest on borrowings at a designated reference rate plus a spread. At December 31, 2025, the Fund had loans outstanding under the Agreement of $64,000,000. Unless renewed, the Agreement will terminate on June 3, 2026. During the year ended December 31, 2025, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$62,506,849	5.168%	$69,000,000	$3,276,786	365
The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of NAV and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, UBS AM (Americas) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025 (unaudited)

Note 4. Line of Credit
 (continued)

coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.
Note 5. Purchases and Sales of Securities
For the year ended December 31, 2025, purchases and sales of investment securities and U.S. Government and Agency Obligations (excluding short-term investments) were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$119,823,727	$117,753,869	$0	$0
Note 6. Fund Shares
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the NAV of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare Trust Company, N.A. (“Computershare”) (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.
The Fund has one class of shares of common stock, par value $0.001 per share; one hundred million shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Shares issued through at-the-market offerings	—	1,966,284
Shares issued through reinvestment of dividends	47,579	55,585

Net increase	47,579	2,021,869

Note 7. Shelf Offering
The Fund had an effective “shelf” registration statement during the reporting period, which became effective with the SEC on November 17, 2021. The Fund filed a new shelf registration statement on November 14, 2024 to permit the Fund to continue to make offerings under the prior shelf registration statement until the earlier of (i) the effective date of the new shelf registration statement and (ii) 180 days after the third anniversary of the initial effective date of the prior shelf registration statement. The Fund’s new shelf registration statement has not

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025 (unaudited)

Note 7. Shelf Offering
 (continued)
yet been declared effective, and its prior shelf registration statement expired on May 16, 2025. The shelf registration statement enabled the Fund to issue up to $250,000,000 in proceeds through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On November 19, 2021, the Fund filed a prospectus supplement relating to an at-the-market
offering of the Fund’s shares of common stock. Any proceeds raised through such offering was used for investment purposes. For the year ended December 31, 2025, no common shares of beneficial interest were issued in the shelf offering.
Costs incurred by the Fund in connection with its shelf registration statement and prospectus supplement were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs were amortized pro rata as common shares are sold and were recognized as a component of proceeds from the shelf offering on the Statement of Changes in Net Assets. The deferred offering costs remaining after the effectiveness of the shelf registration statement were expensed. Deferred offering costs expensed at the shelf’s expiration during the year ended December 31, 2025 were $647,278.
Note 8. Income Tax Information and Distributions to Shareholders
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of dividends paid by the Fund during the fiscal years ended December 31, 2025 and 2024, respectively, was as follows:

Ordinary Income		Return of Capital
2025	2024	2025	2024
$12,420,712	$13,249,216	$2,382,127	$1,267,716
The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, forward contracts marked to market, premium amortization accruals, passive foreign investment companies, interest income written off, and defaulted bond income accruals.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(33,037,229)
Unrealized depreciation	(6,326,948)
Other temporary differences	(226,712)

$(39,590,889)

At December 31, 2025, the Fund had $1,080,062 of unlimited short-term capital loss carryforwards and $31,957,167 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.
The fund did not utilize any capital loss carryforwards during the year.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2025 (unaudited)

Note 8. Income Tax Information and Distributions to Shareholders
(continued)

At December 31, 2025, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$242,222,386

Unrealized appreciation	$5,336,105
Unrealized depreciation	(11,666,087)

Net unrealized appreciation (depreciation)	$(6,329,982)

Note 9. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 10. Subsequent Events
In preparing the financial statements as of December 31, 2025, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Asset Management Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Credit Suisse Asset Management Income Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the four years in the period ended December 31, 2023, were audited by another independent registered public accounting firm whose report, dated February 26, 2024, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the four years in the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 14, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.
New York, New York
February 27, 2026

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current investment advisory agreement (the “Advisory Agreement”) for the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), the Board of Directors of the Fund (the “Board”), including all of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), at a special Microsoft Teams meeting held on November 5, 2025 where the Board discussed information and materials previously provided to them in connection with the renewal of the Advisory Agreement, and at an in-person
meeting held on November 10 and 11, 2025, considered the following factors:
Investment Advisory Fee Rates and Expenses
The Board reviewed and considered the contractual investment advisory fee rate of 0.50% (the “Contractual Advisory Fee”) for the Fund in light of the extent and quality of the advisory services provided by UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), the Fund’s investment adviser. The Board noted that UBS AM (Americas) had contractually agreed to base its current investment advisory fee on an average weekly base amount which, with respect to each quarter, is the average of the lesser of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during that quarter (such average, the “Average Weekly Base Amount”). The Board also noted that the Fund does not pay UBS AM (Americas) an advisory fee on the Fund’s leveraged assets.
Additionally, the Board received and considered information set forth in a report provided by Broadridge, an independent provider of investment company data (the “Broadridge Report”), comparing the Fund’s Contractual Advisory Fee and overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. Each fund in the Expense Group and Expense Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the funds with the lowest relative expenses and the fifth quintile including funds with the highest relative expenses during the period. The Board noted that, with respect to the Fund’s fees and expenses compared to its peers as presented in the Broadridge Report, the Fund’s Contractual Advisory Fee ranked in the first quintile relative to its Expense Group, and the Fund’s actual advisory fees (including and excluding leveraged assets) and total expenses fees (including and excluding leveraged assets) ranked in the first quintile relative to its Expense Group and Expense Universe.
Nature, Extent and Quality of the Services under the Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by UBS AM (Americas) under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by UBS AM (Americas) which, in addition to portfolio management and investment advisory services set forth in the Advisory Agreement, included credit analysis and research; supervising the day-to-day
operations of the Fund’s
non-advisory
functions, which include accounting, administration, custody, transfer agent and other applicable third party service providers; overseeing and facilitating audits; overseeing the Fund’s credit facility; and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board noted that the extensive investment advisory services provided by UBS AM (Americas) included broad supervisory responsibility and oversight over other service providers to the Fund. The Board also considered UBS AM (Americas)’s compliance program with respect to the Fund. The Board noted that UBS AM (Americas) reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about UBS AM (Americas), including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Advisory Agreement (continued)

background and experience of UBS AM (Americas)’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of UBS AM (Americas). In addition, the Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio management team primarily responsible for the day-to-day
portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of UBS AM (Americas), based on its resources, reputation, and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other UBS AM (Americas) clients for comparable services. The Board acknowledged UBS AM (Americas)’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by UBS AM (Americas) and the services are also more extensive from those offered and provided to a sub-advised
fund. The Board also considered that the services provided by UBS AM (Americas) have expanded over time as a result of regulatory and other developments.
Fund Performance
The Board received and considered performance results of the Fund over the previous year ended August 31, 2025 as well as over the two-,
three-, four-, five- and
ten-year
periods ended August 31, 2025, along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund for the same time periods provided in the Broadridge Report. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. Each fund in the Performance Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the best performing funds and the fifth quintile including the worst performing funds during the period. The Board noted that, with respect to the Fund’s performance compared to its peers as presented in the Broadridge Report, the Fund’s performance relative to its Performance Universe ranked in the first quintile for the four-, five-, and ten-year
periods reported; ranked in the second quintile for the three-year period reported; ranked in the fourth quintile for the two-year
period reported; and ranked in the fifth quintile for the
one-year
period reported. The Board considered that the Fund has continued to trade relatively well, at a small premium to net asset value, based on Lipper data provided by UBS AM (Americas) reflecting the Fund’s historical share price and net asset value. The Board also considered the investment performance of the Fund relative to its stated objectives.
Investment Adviser Profitability
The Board received and considered a profitability analysis of UBS AM (Americas), as the investment adviser to the Fund, based on the fees payable under the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and UBS AM (Americas) affiliates on the other. The Board deliberations also reflected, in the context of UBS AM (Americas)’s profitability, UBS AM (Americas)’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end
and
closed-end
funds. The Board also reviewed UBS AM (Americas)’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Advisory Agreement (continued)

Economies of Scale
The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board considered that, if the Fund’s asset levels grow, further economies of scale potentially could be realized (although this is not guaranteed). The Board noted the current advisory fee structure and the fact that the Fund does not pay advisory fees on the Fund’s leveraged assets. Additionally, the Board noted the Fund had an effective shelf registration statement that permitted it to conduct an at-the-market
offering, whereby the Fund may issue additional shares when the Fund’s shares are trading at a premium to its net asset value, and noted that the new shelf registration statement has not yet been declared effective. The Board received information regarding UBS AM (Americas)’s profitability in connection with providing advisory services to the Fund, including UBS AM (Americas)’s costs in providing the services.
Other Benefits to UBS AM (Americas)
The Board considered other benefits received by UBS AM (Americas) and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in UBS AM (Americas)’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised
mandates or other financial products offered by UBS AM (Americas) and its affiliates).
The Board considered the standards UBS AM (Americas) applied in seeking best execution and UBS AM (Americas)’s policies and practices regarding soft dollars and reviewed UBS AM (Americas)’s method for allocating portfolio investment opportunities among its advisory clients.
Other Factors and Broader Review
As discussed above, the Board reviewed detailed materials received from UBS AM (Americas) as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year and reviews reports of UBS AM (Americas) at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and UBS AM (Americas)’s compliance policies and procedures.
Conclusions
In selecting UBS AM (Americas), and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:
The Contractual Advisory Fee, reviewed along with information provided by Broadridge for the funds in the Fund’s Expense Group and Expense Universe, was reasonable in relation to the services provided by UBS AM (Americas).

•
The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by UBS AM (Americas) and that, based on dialogue with management and counsel, the services provided by UBS AM (Americas) under the Advisory Agreement are typical of, and consistent with, those provided to similar funds by other investment advisers.

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Advisory Agreement (continued)

•
In light of the costs of providing investment advisory and other services to the Fund and UBS AM (Americas)’s ongoing commitment to the Fund and willingness to base the fee on the Average Weekly Base Amount, UBS AM (Americas)’s net profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that UBS AM (Americas) and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited)
December 31, 2025

Recent Changes
The following information is a summary of certain changes since that occurred since the close of the period covered by the previously transmitted annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objective and Policies
The investment objective of the Fund is to provide current income consistent with the preservation of capital. The Fund’s investment portfolio will not be managed for capital appreciation. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.
Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks. The Fund’s investments in fixed income securities are not subject to any rating quality limitation. The Fund primarily invests in high yield fixed income securities that are in the lower rating categories of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), a division of S&P Global Inc., or another nationally recognized ratings service (commonly referred to as “junk bonds”). Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. See “Risk Factors — Lower-Rated Securities.” The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.
Differing yields on fixed income securities of the same maturity are a function of several factors. Higher yields are generally available from securities in the lower rating categories of recognized rating agencies, i.e., Baa or lower by Moody’s or BBB or lower by S&P. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Although UBS AM considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. UBS AM’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.
UBS AM bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. UBS AM evaluates each issuer’s rating, cash flow, financial structure and business risk. UBS AM takes into account, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. UBS AM evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility with SSB. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
The Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government
entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal.
Non-government
issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. To the extent that the Fund invests in the mortgage market, UBS AM will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.
The Fund may invest in loans and loan participations (collectively, “Loans”), including senior secured floating Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured Loans with fixed and variable interest rates.
UBS AM (Americas) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of the investments held in the Fund’s portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. It is expected that the average weighted maturity of the Fund’s investment portfolio will be 4 to 10 years.
The Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars,
non-U.S.
currencies or composite currencies, including:

•	debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

•	debt obligations of supranational entities;

•	debt obligations of the U.S. government issued in non-dollar denominated securities; and

•	dollar and non-dollar denominated debt obligations and other fixed income securities of foreign and U.S. corporate issuers.
The Fund may invest a portion of its assets in the securities of issuers located in emerging markets. The Fund has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar.
In making investments in foreign and emerging market securities, UBS AM (Americas) considers the relative growth and inflation rates of different countries. UBS AM (Americas) considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

returns of securities denominated in foreign currencies. UBS AM (Americas) further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.
In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. UBS AM considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.
The Fund may invest in credit default swap agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly. There is no limit on the Fund’s ability to enter into credit default swap agreements.
Risk Factors
This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.
Investment and Market Risk.
An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.
The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Lower-Rated Securities Risk.
At any time, all or substantially all of the Fund’s portfolio may be invested in medium-grade or below investment grade fixed income securities (commonly referred to as “junk bonds”) as determined by a nationally recognized rating service and in unrated securities of comparable quality. Lower-rated securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest.
Investment
in such securities involves substantial risk. Issuers of lower-rated securities

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case
with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-rated securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.
Credit Risk.
Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
Interest Rate Risk.
Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.
Leverage Risk
. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to greater risk of loss than if it had not employed leverage.
Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value
to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements, it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.
Under Rule
18f-4
under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Corporate Debt Risk.
The Fund may invest in debt securities of
non-governmental
issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over
the life of the security.
Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk and prepayment risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Foreign Securities Risk.
Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in
non-U.S.
dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.
Emerging Market Securities Risk.
Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets and market illiquidity, lack of uniform accounting and auditing standards, differences in regulatory and financial recordkeeping standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

The economies of individual emerging market
countries
may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Illiquid Securities Risk.
The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount.
Prepayment Risk.
If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Preferred Stock Risk.
Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Mortgage-Backed Securities Risk.
The Fund may invest a substantial portion of its total assets in mortgage-backed securities. The value of mortgage-backed securities is subject to change due to shifts in the market’s perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made
on the underlying mortgages, may shorten the effective maturities on these securities. The Fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments tend to increase

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will
generally fluctuate in response to changes in interest rates
Senior Loans Risk.
The Fund’s investments in Senior Loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment
rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
Like other debt instruments, Senior Loans are subject to the risk of non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.
Second Lien and Other Secured Loans Risk
. Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.
Conflict of Interest Risk.
Affiliates of UBS AM (Americas) may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of UBS affiliates in the primary and secondary markets for loans may restrict the fund’s ability to acquire some loans or affect the timing or price of such acquisitions
.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

Derivatives Risk.
The Fund may invest in derivatives, such as credit default swap agreements and interest rate futures and related options. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•
the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•
the risk that the financial intermediary “manufacturing” the over-the-counter
derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•
the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of UBS AM (Americas) to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.
Credit Default Swap Risk.
Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.
Counterparty Risk.
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Valuation Risk.
Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an
“over-the-counter”
market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books
.
Market Price, Discount and Net Asset Value of Shares.
As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end
investment company, may trade in the market at a discount from their net asset value.
Potential Yield Reduction.
An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.
Market Risk
. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.
Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.
Pandemics and epidemics that may arise in the future, could affect, the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by a pandemic may exacerbate other pre-existing
political, social and economic risks in certain countries. As a result, the extent to which a pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain.
Anti-Takeover Provisions.
The Charter and
By-laws
contain provisions limiting the ability of other entities or persons to acquire control of the Fund. These provisions may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium
over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

Senior Securities
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.

Year Ended 12/31	Aggregate Amount Outstanding	Asset Coverage per $1,000 of Indebtedness 1
2025	$64,000,000	$3,438
2024	$57,000,000	$3,855
2023	$52,500,000	$3,974
2022	$60,500,000	$3,379
2021	$58,500,000	$4,070
2020	$56,500,000	$4,162
2019	$60,250,000	$4,021
2018	$70,750,000	$3,373
2017	$46,000,000	$5,075
2016	—	—

1	Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
Trading and Net Asset Value Information
The following table shows for the quarters indicated: (1) the high and low sale prices of the Fund’ shares of common stock (“Common Shares”) at the close of trading on the NYSE American; (2) the high and low NAV per Common Share; and (3) the high and low premium/(discount) to NAV at which the Fund’s Common Shares were trading at the close of trading (as a percentage of NAV).

	Price		Net Asset Value		Premium/(Discount) To Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 31, 2024	$3.09	$2.95	$2.98	$2.93	4.07%	(1.01)%
June 30, 2024	$3.09	$2.84	$2.98	$2.91	4.04%	(3.14)%
September 30, 2024	$3.12	$2.90	$3.03	$2.96	3.65%	(2.03)%
December 31, 2024	$3.09	$2.85	$3.03	$2.96	2.49%	(3.72)%
March 31, 2025	$2.99	$2.88	$3.01	$2.91	1.01%	(2.76)%
June 30, 2025	$2.96	$2.62	$2.94	$2.81	0.68%	(7.25)%
September 30, 2025	$3.01	$2.93	$2.95	$2.91	2.35%	(0.17)%
December 31, 2025	$3.04	$2.74	$2.91	$2.81	4.28%	(2.92)%
On December 31, 2025, the per Common Share NAV was $2.84 and the per Common Share market price was $2.83, representing a 0.35% discount to such NAV.
Common Shares of the Fund have historically traded at both a premium and discount to NAV.
Shares of
closed-end
investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some
cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end
fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end
structure is in the best interests of the shareholders. As described above,

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

however, the Board will review periodically the trading range and activity of the Fund’s Common Shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end
investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per share.
Summary of Fund Expenses
The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.50	% (1)
Offering Expenses (as a percentage of offering price)	0.00%
Dividend Reinvestment Plan Fees	$5.00	(2)
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s Common Shares)
Management Fees (3)	0.50%
Interest Expense on Borrowed Funds (4)	2.05%
Other Expenses	1.15%
Total Annual Operating Expenses	3.70%

(1)
Represents the estimated commission with respect to the Fund’s Common Shares sold in this offering, which the Fund paid to JonesTrading in connection with the sales of Common Shares effected by JonesTrading in the offering. While JonesTrading was entitled to a commission of between 1.50% and 3.00% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading received a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering.

(2)
The Fund bears ongoing expenses associated with the Plan which are included in “Other Expenses.” There is no service fee payable by Plan participants for dividend reinvestments; however, shareholders are subject to other transaction costs associated with the Plan. Actual costs will vary for each participant depending on the return and number of transactions made. For Plan participants that elect to make voluntary cash purchases, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2025). In addition, if a Plan participant elects by written notice to the Plan administrator to have the plan administrator sell part or all of the shares held by the Plan administrator in the participant’s account and remit the proceeds to the participant, the participant will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2025). See “Dividend Reinvestment and Cash Purchase Plan.”

(3)
UBS AM receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter.

(4)	The Fund may use leverage through borrowings, the costs of which are borne by holders of Common Shares of the Fund. The Fund currently borrows under a credit facility.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2025

Example
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 3.70%, (2) a Sales Load (commission) of $15 and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$52	$126	$203	$404
The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors

Laura A. DeFelice c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1959)	Chair of the Board (since November 14, 2023), Nominating Committee and Audit Committee Member	Since 2018; current term ends at the 2028 annual meeting	Managing Member and Founder of Acacia Properties LLC (multi- family and commercial real estate ownership and operation) from 2008 to present; Member and Founder of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to 2025	7	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.

Charles W. Gerber c/o UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1955)	Director, Nominating Committee and Audit Committee Member	Since 2024; current term ends at the 2028 annual meeting	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting ) from 2016 to present.	2 2	Director, MA Holdings, Inc. (real estate management) from 2023 to present.

1
Subject to the Fund’s retirement policy, no Director, Nominating Committee and Audit Committee Member shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director. Each Officer serves until his or her respective successor has been duly elected and qualified.

2	Mr. Gerber also serves on the advisory board of all of the open-end Credit Suisse Funds.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Mahendra R. Gupta c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1956)	Director, Nominating Committee Member and Audit Committee Chairman	Since 2018 and Audit Committee Chairman since 2019; current term ends at the 2027 annual meeting	Professor, Washington University in St. Louis (education) from 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from 1977 to present; Partner, RPMG Research Corporation (benchmark research) from 2001 to present.	7	Director of Caleres Inc. (footwear) from 2012 to present; Director and Board Chair at The Foundation for Barnes-Jewish Hospital (healthcare) from 2018 to present and 2024 to present, respectively; Director of First Bank (finance) from 2023 to present; Director of ENDI Corporation (finance) from 2023 to present; Director of The Oasis Institute
(not-for-profit)
from 2022 to present; Director of the Consortium for Graduate Study in Management from 2017 to 2023; Director of the Guardian Angels of St. Louis
(not-for-profit)
					from 2015 to 2021.

Samantha Kappagoda c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1968)	Director, Nominating Committee Chair and Audit Committee Member	Since 2023; current term ends at the 2026 annual meeting	Chief Economist, and Co-Founder Risk Economics, Inc. (economic analysis) from 2009 to present; Chief Data Scientist and Co-Managing Member, Numerati Partners LLC (research & development technology strategy) from 2012 to present; Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present.	7	Member, Business Board of Governing Council at the University of Toronto from 2024 to present; Director of Girl Scouts of Greater New York (nonprofit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Member, Senior Editorial Advisory Board, Journal of Risk Finance, Emerald Publications (research) from 2005 to present.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1956)	Director, Nominating Committee and Audit Committee Member	Since 2024; current term ends at the 2026 annual meeting	Executive Director and Chief Executive Officer, Loan Syndications and Trading Association (financial trade association) from 2018 to 2024.	7	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2019 to present.

Interested Director

John G. Popp 2 UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1956)	Director and Chief Investment Officer; Chief Executive Officer and President (2010-2024).	Director since 2012 Current term ends at the 2027 annual meeting	Managing Director of UBS AM (Americas); Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse Asset Management, LLC (Credit Suisse) or its predecessor and UBS AM (Americas) since 1997; Officer of other Credit Suisse Funds.	7	None.

1
Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director.

2	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his current position as an officer of UBS AM (Americas).

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

Omar Tariq UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1983)	Chief Executive Officer and President since 2024	Since 2024	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from March 2019 to May 2024; Chief Financial Officer and Treasurer of the Credit Suisse Funds from 2019 to 2024; Associated with Credit Suisse and UBS AM (Americas) since May 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1979)	Chief Compliance Officer	Since 2023	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from January 2023 to May 2024; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse and UBS AM (Americas) since January 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Executive Director of UBS AM (Americas) LLC since May 2024; Director of Credit Suisse from April 2015 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rose Ann Bubloski UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1968)	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) LLC since 2011; Associated with UBS since March 1994; Officer of other Credit Suisse Funds.

Karen Regan UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary since 2024	Since 2010	Director of UBS AM (Americas) since May 2024; Vice President of Credit Suisse from January 2008 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since December 2004; Officer of other Credit Suisse Funds.
The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling
877-870-2874.

*	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the
12-month
period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, https://us-fund.ubs.com/en/home

•	On the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov
The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form
N-PORT.
The Fund’s Form
N-PORT
reports are available on the SEC’s website at www.sec.gov.
Funds Managed by UBS Asset Management (Americas) LLC

CLOSED-END
FUNDS
Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)
Credit Suisse High Yield Credit Fund (NYSE American: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at https://us-fund.ubs.com/en/home
OPEN-END
FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Trust Commodity Return Strategy Portfolio
Fund shares are not deposits or other obligation of UBS Asset Management (Americas) LLC or any affiliate, are not FDIC-insured and are not guaranteed by UBS Asset Management (Americas) LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.
More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at
1-877-870-2874.
Performance information current to the most recent
month-end
is available at https://us-fund.ubs.com/en/home.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.
If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.
By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.
You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.
The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.
There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2025). Plan participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2025).
You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)
Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare
150 Royall St., Suite 101
Canton, MA 02021
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.
The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1225

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 19(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2025. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2025.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Laura A. DeFelice, Mahendra R. Gupta and Lee M. Shaiman. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, Ernst & Young LLP (“EY”), for its fiscal years ended October 31, 2024 and October 31, 2025.

	2024		2025
Audit Fees		$51,300	$51,300
Audit-Related Fees		$—	$—
Tax Fees	$		$—
All Other Fees		$—	$—
Total		$51,300	$51,300

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by EY for the fiscal years ended December 31 2024 and December 31, 2025 to the registrant’s investment adviser, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), and any service provider to the registrant controlling, controlled by or under common control with UBS AM (Americas) that provided ongoing services to the registrant (“Covered Services Provider”).

	2024	2025
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to UBS AM (Americas) and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM (Americas) or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, UBS AM (Americas) and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by EY for the fiscal years ended December 31, 2024 and December 31, 2025 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2024	2025
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

(f) Not Applicable.

(g) For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by EY of $1,536,646 and $2,951,944, respectively, for non-audit services rendered on behalf of its investment adviser (“covered”) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2024	2025
Covered Services	$—	$—
Non-Covered Services	$1,536,646	$2,951,944

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Charles W. Gerber, Mahendra R. Gupta, Samantha Kappagoda and Lee M. Shaiman.

Item 6. Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

4

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)‘s proxy voting policy.

You may obtain information about the Funds’ proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Fund toll-free at 1-877 870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)‘s proxy voting policy.

5

When UBS AM (Americas)‘s view of a company’s management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)‘s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of UBS AM’s clients, such as the Funds. Underlying UBS AM’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

6

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)

Information pertaining to the Chief Investment Officer and Portfolio Managers of the Credit Suisse Asset Management Income Fund, Inc., as of December 31, 2025, is set forth below.

John Popp Chief Investment Officer Year of Birth: 1956	Managing Director of UBS AM (Americas) and Group Head and Chief Investment Officer of the Credit Investments Group; Associated with UBS AM (Americas) or its predecessor since 1997

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group; Associated with UBS AM (Americas) or its predecessor since 2005

David Mechlin Portfolio Manager Year of Birth: 1984	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2006.

Joshua Shedroff Portfolio Manager Year of Birth: 1978	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2008.

Michael Adelman Portfolio Manager Year of Birth: 1990	Executive Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2012

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Messrs. Popp, Mechlin, Shedroff and Adelman and Ms. Chan and the total assets managed within each category as of December 31, 2025.

7

There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Popp*	4	$3,541 million	96	$46,028 million	32	$7,781 million
Wing Chan*	4	$3,541 million	96	$46,028 million	32	$7,781 million
David Mechlin*	4	$3,541 million	96	$46,028 million	32	$7,781 million
Joshua Shedroff*	4	$3,541 million	96	$46,028 million	32	$7,781 million
Michael Adelman*	2	$530 million	96	$46,028 million	32	$7,781 million
*As

of December 31, 2025, Messrs. Popp, Mechlin, Shedroff and Adelman, and Ms. Chan managed 82 accounts which have total assets under management of $37,120 million, of which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. UBS AM (Americas) has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If UBS AM (Americas) believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. UBS AM (Americas) may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event UBS AM (Americas) aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with UBS AM (Americas)’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by UBS AM (Americas)’s affiliates and accounts in which UBS AM (Americas)’s officers, directors, agents, employees or affiliates own interests. UBS AM (Americas) may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

8

Compensation

John Popp Wing Chan, David Mechlin, Joshua Shedroff and Michael Adelman are compensated for their services by UBS AM (Americas). Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of UBS AM (Americas), portfolio managers participate in UBS Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2025.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
John G. Popp	A
Wing Chan	B
David Mechlin	C
Joshua Shedroff	A
Michael Adelman	A

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

(b)	There no changes to the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

9

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 20, 2025.

Item 16. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

During Credit Suisse Asset Management Income Fund, Inc.’s (the “Fund”) most recent fiscal year ending December 31, 2025, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

10

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

11

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Credit Suisse Asset Management Income Fund, Inc.

Securities Lending Activities Income and Fees for Fiscal Year 2025

Gross income from securities lending activities (including income from cash collateral reinvestment)	$691,587
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,668
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,375
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$587,012
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$617,055
Net income from securities lending activities	$74,532

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99 CODE ETH.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to the registrant.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)(4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to the registrant.

12

(b)(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

(c) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX 99.906.CERT.

(d) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended is attached hereto as Exhibit EX-99.IRANNOTICE.

13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: March 6, 2026

/s/ Rose Ann Bubloski
Name: Rose Ann Bubloski
Title: Chief Financial Officer and Treasurer
Date: March 6, 2026

14